                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

October 9, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2003. The net asset value at that date was $17.22. In addition, during the quarter, three $0.115 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Premium Income Realty Fund had a total return, based on income and change in net asset value, of 11.2%, bringing the year to date total return to 35.0%. In September, the fund completed its previously announced placement of an additional $51 million of auction market preferred shares. The fund thereafter entered into interest rate swap transactions in order to reduce the effect that an increase in short-term interest rates could have on the income potential of the common shares. These swap transactions have the economic impact of fixing a portion of this additional leverage at an annual cost of 3.45% over the next five years. The proceeds of the offering have subsequently been invested in additional REIT common and preferred securities at dividend yields that we believe should generate significant incremental net income to the fund's common shareholders. Bear in mind that, depending on market conditions, leverage may have the effect of positively or negatively impacting the net asset value of the fund's common shares.

    The REIT bull market rolled on in the third quarter, in a fashion totally consistent with what we expected at this point in the economic and real estate cycle. In our view, prices rose because investors recognized the bottoming of fundamentals, turned their attention to the recovery currently in force and anticipated that the recovery would continue over the next several quarters. We believe that recent developments and events validated this price advance. This has frustrated the growing chorus of REIT skeptics, many of whom believe that the sector had outperformed for too long and valuations were stretched to unsustainable levels. Analyst predictions -- such as 'REITs will lag a rising stock market' and 'REITs are interest rate sensitive' -- never came to pass as REITs performed well as stock prices rose and interest rates experienced a record increase.

    Widespread expectations by economists that U.S. GDP grew 5% in the third quarter had a positive impact on most asset classes, with the exception of long-term bonds. This economic strength was evidenced by improving consumer and business confidence, strong retail sales, increasing factory orders and growing manufacturing strength. Despite concerns about the 'jobless recovery,' signs finally appeared that job losses were abating and, by September, there was an actual increase in jobs.

    Indicators of improving health in the property market abound. Commentators have noted that vacancy rates in the office sector appear to be nearing their bottom. The prospect for future job growth should facilitate further improvement in this sector. In addition, developers and lenders have shown much greater restraint in this downturn than in the office market in the early 1990s, which should help the market recover more quickly than it

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

did in the last recession. The apartment sector, which has been battered over the past several years, showed moderate signs of improvement during the third quarter. Indicators such as revenue per available room in the hotel industry turned positive for the first time in over two years, and hotel stocks were the star performers of the quarter, rising 21%. Retail sales trends and as a result regional mall fundamentals continued to be very positive and the stocks rose over 13% in the quarter.

    During the quarter, the fund's best performing investments were in the health care, apartment, shopping center and regional mall sectors, with each sector contributing a total return in excess of 10%. The worst performing sector was the diversified sector, which had a total return of 3.6%. The stock with the most significant positive impact on the fund's performance was Mills Corp., an owner and operator of regional malls, while the stock with the most significant negative impact was Crescent Real Estate Equities, which owns a diversified portfolio of properties, including office, retail and hotel. REIT preferred stocks underperformed REIT common stocks during the quarter as a result of the sharp increase in bond yields during July. While over longer periods of time REIT preferred stocks have tended to not have a high correlation to the bond market, REIT preferreds would be expected to underperform during brief periods of rising interest rates, as was experienced during the third quarter. Importantly, with economic and general real estate conditions improving, and with so many REITs having taken advantage of the low interest rate environment to lower their borrowing costs, REITs' credit profiles are as strong as ever, which we believe should be beneficial to our REIT preferred holdings.

    At the company level, good news far outweighed bad, as a growing number of REIT managements affirmed or increased earnings guidance, or reported improving fundamental trends. In the office sector, the recent sale of New York's General Motors Building for $1.4 billion, nearly $800 per square foot, was a seminal event. The auction of this property attracted multiple bidders from both the public and private market and the final selling price far exceeded most expectations. This transaction provided hard evidence of the value of class A office properties and in our view had a very positive impact on large New York office owners such as Vornado Realty Trust (up 36% this year). Whereas office REITs as a whole have not been the single best performing sector in the REIT industry, we believe their 22% return this year likely indicates expectations that service sector job growth will translate into better occupancies and rents in the future. Responding to strong trends in retail sales, most regional mall owners have reported double digit earnings increases that have been accompanied by exceptional dividend increases. Further, the major mall owners have all completed new property developments or acquisitions that have boosted both current earnings and prospective growth rates.

    The industry-wide improvement in REIT balance sheets and growth prospects has continued unabated this year. The refinancing or retirement of high cost debt and preferred stock has improved financial strength and flexibility. This, in turn, has enhanced equity values. Still, it is notable that unsecured borrowing by REITs this year, at $6.4 billion, trails the $8.1 billion raised in the same period last year, suggesting that REITs are taking advantage of low interest rates without increasing financial leverage. Many companies have taken advantage of strong stock prices to issue what we consider to be judicious amounts of common equity. This equity has in many cases been used to replace debt or make property acquisitions, often contributing to increased earnings. Whereas some commentators and analysts have argued that equity issuance is a warning sign, the $3.8 billion in common

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

equity raised in the first nine months of 2003 significantly trails the $4.7 billion raised in the same period of 2002. (As a point of reference, the record for REIT equity issuance was $20 billion in 1997.) Further, considering that the equity market capitalization of the REIT industry is now over $200 billion, this equity issuance is rather insignificant.

    Many commentators and analysts have attributed the REIT rally simply to money flows, implying that rising prices are exclusively the result of irrational technical factors rather than fundamental factors. Indeed, while $3.0 billion has been invested in real estate mutual funds so far this year, this is well below absolute levels experienced historically. (As with equity issuance, fund inflows reached their peak in 1997, with $4.1 billion of new assets being invested in real estate mutual funds.) Further, as a percentage of the existing $23.5 billion in fund assets, it is an even less significant statistic. This flow of funds, in our opinion, is the result of the aforementioned fundamental factors. To believe that funds flows are the drivers of bull markets in our view places cause and effect in reverse order. Demand for an asset class is based on its investment merits, and that is what causes money to flow into that asset class.

INVESTMENT OUTLOOK

    Perhaps the most passionate debate in the REIT industry revolves around the current level of stock valuations. Following their strong price advance this year, REITs are trading, on average, at a modest premium to net asset value
(NAV), approximately 5% to 10% compared to their long-term average of 0%. In addition, they are trading at a price/cash flow multiple of 11.5, above their long-term average of 11.3. REIT skeptics assert that this limits any further upside price potential, and makes them vulnerable to a price decline. Overlooked, however, is the fact that improving fundamentals are already translating into higher earnings -- thereby resulting in declining future price/cash flow ratios. Similarly, as property level cash flows increase, so are underlying property values. Almost every company that has reported or forecasted improving operations has seen Wall Street earnings estimates and NAV estimates rise, sometimes substantially.

    Just as fundamental events have validated price movements to date, further strong returns from REITs (as well as stocks in general), will require the anticipation of ongoing improvement in economic and real estate fundamentals. As this economic recovery proceeds, we expect continued increases in earnings and NAV estimates. As long as this prospect remains intact, we would expect share prices to perform in accordance.

    One further factor often overlooked is the access to capital and acquisitions that is available to most of the established high quality REITs. Their strengthened balance sheets have provided them with wide flexibility in acquiring and financing property. Their access to public and private debt and equity capital is simply unprecedented. Just a few of the many examples are the international joint ventures the ProLogis company has established, raising over $1 billion of equity for investment in Europe and Asia. AMB Property Corp. has raised $200 million for the acquisition of domestic industrial properties. Health Care Property Investors has raised $200 million of equity in a joint venture to purchase medical office buildings. CBL & Associates and Developers

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

Diversified have sold large shopping center portfolios to newly created companies in Australia, while retaining the management of them. As investor appetite for real estate has grown, more and more REITs are becoming the beneficiaries of this capital, and they are seeing more and more attractive acquisition opportunities. This has enabled them to achieve a competitive rate of return on new investments as well as to earn management and incentive fees. Again, we expect these transactions to boost both current and future earning power.

    A vast number of investors have become more interested in current income, due no doubt to the combination of market volatility, the low interest rate environment and the general focus on dividends brought on by the recently enacted legislation reducing the tax on corporate dividends. (REITs are excluded from this lower tax rate.) Strong dividend income, and indeed the possibility for dividend growth, are an important part of this equation and the REIT industry remains on the forefront of delivering growing income to shareholders. Despite the softest real estate market in 10 years and flat to declining cash flows industry-wide, REIT managements were able to add value by making judicious investment decisions and taking advantage of favorable capital and financing markets. This is demonstrated by the fact that REIT dividends, based on a weighted average of the 100 largest companies in the NAREIT Equity REIT Index, grew in 2002 at a 3.5% rate and continue to grow so far in 2003, at a 3.4% rate. We expect 48 of these 100 largest REITs to increase their dividends this year while only six will have reduced them. In our view, this year should be the trough year for REIT earnings, and we expect the rate of dividend growth to rise in 2004 and accelerate thereafter. Therefore, just like in the price/cash flow ratio and NAV analyses, we believe the current average REIT dividend yield (6.0% at quarter-end) must be viewed in the context of future growth potential as well.

    With respect to our outlook for the major property sectors, our portfolio weights reflect our view that the office sector is in the early stages of recovery, while it still has some of the lowest valuations. Regional mall growth rates have remained strong and valuations have remained favorable; however, their dividend yields have been driven down, causing us to slightly lower our position in this sector. Rising interest rates and the creation of new jobs have begun to improve apartment demand, and we have increased our holdings in this sector accordingly. Industrial valuations appear to already anticipate an early recovery in fundamentals, which coupled with the lack of satisfactory yield has caused us to maintain a low weighting in this sector. While shopping center fundamentals have remained sound, we believe the sector is fully valued and likely to experience a slowing growth rate.

    Notwithstanding our long-term view of REIT industry prospects, we believe it would not be reasonable to expect a continuation of the extraordinary returns REITs have delivered so far this year. While we do not consider REITs to be expensive, the undervaluation they may have experienced in recent years has in our view been corrected. Our forecast is for a reversion to the long-term average total return -- which was 11.6% for the 10-year period ended September 30, 2003 -- with most of that return coming from dividends. Successful investing, particularly in real estate, requires a long-term time horizon. It is therefore ironic that so many real estate analysts have adopted a posture that embraces short-term market-timing. If we have learned anything from the past few tumultuous years of the securities markets, it is that market-timing is a trap for the unsophisticated. We believe

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

more than ever in the power of REITs to deliver competitive total returns over the long-term while providing investors with excellent portfolio diversification benefits.

Sincerely,

             MARTIN COHEN                    ROBERT H. STEERS
             MARTIN COHEN                    ROBERT H. STEERS
             President                       Chairman


                              GREG E. BROOKS
                              GREG E. BROOKS
                              Portfolio Manager

           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                           NUMBER                     DIVIDEND
                                                          OF SHARES       VALUE        YIELD(a)
                                                         -----------   ------------   --------
EQUITIES                                      148.12%
  COMMON STOCK                                128.68%
    DIVERSIFIED                                15.07%
         Colonial Properties Trust....................       514,400   $ 18,533,832     7.38%
         Crescent Real Estate Equities Co.............     1,237,400     17,942,300    10.34
         iStar Financial..............................       312,300     12,164,085     6.80
         Newcastle Investment Corp....................        79,300      1,823,107     8.70
         Vornado Realty Trust.........................       660,600     31,735,224     5.66
                                                                       ------------
                                                                         82,198,548
                                                                       ------------
    HEALTH CARE                                15.20%
         Health Care Property Investors...............       532,900     24,886,430     7.11
         Health Care REIT.............................       555,800     17,146,430     7.59
         Nationwide Health Properties.................     1,009,400     17,654,406     8.46
         Ventas.......................................     1,358,800     23,262,656     6.25
                                                                       ------------
                                                                         82,949,922
                                                                       ------------
    HOTEL                                       0.93%
         Hospitality Properties Trust.................       145,200      5,093,616     8.21
                                                                       ------------
    INDUSTRIAL                                  7.37%
         First Industrial Realty Trust................       590,200     18,927,714     8.54
         Keystone Property Trust......................     1,050,000     21,273,000     6.52
                                                                       ------------
                                                                         40,200,714
                                                                       ------------
    OFFICE                                     39.45%
         Arden Realty.................................       758,400     21,174,528     7.23
         Boston Properties............................       269,700     11,723,859     5.80
         Brandywine Realty Trust......................     1,021,000     26,229,490     6.85
         CarrAmerica Realty Corp......................       818,500     24,432,225     6.70
         Equity Office Properties Trust...............     1,472,600     40,540,678     7.26
         Highwoods Properties.........................       893,100     21,309,366     7.12
         Mack-Cali Realty Corp........................       850,900     33,355,280     6.43
         Maguire Properties...........................       507,800     10,409,900     7.80
         Prentiss Properties Trust....................       840,400     26,052,400     7.23
                                                                       ------------
                                                                        215,227,726
                                                                       ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                           NUMBER                     DIVIDEND
                                                          OF SHARES       VALUE        YIELD
                                                         -----------   ------------   --------
OFFICE/INDUSTRIAL                               11.75%
         Kilroy Realty Corp...........................       114,100   $  3,257,555     6.94%
         Liberty Property Trust.......................       856,800     31,684,464     6.54
         Mission West Properties......................       898,700     11,107,932     7.77
         Reckson Associates Realty Corp...............       780,900     18,046,599     7.36
                                                                       ------------
                                                                         64,096,550
                                                                       ------------
    RESIDENTIAL -- APARTMENT                   20.95%
         AMLI Residential Properties Trust............        20,300        531,860     7.33
         Apartment Investment & Management Co.........       435,700     17,149,152     8.33
         Archstone-Smith Trust........................       976,500     25,760,070     6.48
         AvalonBay Communities........................       374,100     17,507,880     5.98
         Camden Property Trust........................       507,200     19,491,696     6.61
         Gables Residential Trust.....................       466,500     15,077,280     7.46
         Home Properties..............................       303,100     11,881,520     6.22
         Mid-America Apartment Communities............       227,700      6,871,986     7.75
                                                                       ------------
                                                                        114,271,444
                                                                       ------------
    SELF-STORAGE                                0.43%
         Sovran Self Storage..........................        70,800      2,347,020     7.27
                                                                       ------------
    SHOPPING CENTER                            17.53%
       COMMUNITY CENTER                         5.67%
         Heritage Property Investment Trust...........       347,800     10,044,464     7.27
         Kramont Realty Trust.........................       230,500      3,906,975     7.67
         New Plan Excel Realty Trust..................        60,000      1,398,000     7.08
         Ramco-Gershenson Properties Trust............       613,400     15,611,030     6.60
                                                                       ------------
                                                                         30,960,469
                                                                       ------------
       REGIONAL MALL                           11.86%
         CBL & Associates Properties..................        83,500      4,166,650     5.25
         Glimcher Realty Trust........................       594,700     12,530,329     9.11
         Macerich Co..................................       609,800     23,019,950     6.04
         Mills Corp...................................       635,000     24,987,250     5.74
                                                                       ------------
                                                                         64,704,179
                                                                       ------------
         TOTAL SHOPPING CENTER........................                   95,664,648
                                                                       ------------
              TOTAL COMMON STOCK (Identified
                cost -- $612,093,580).................                  702,050,188
                                                                       ------------

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                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                           NUMBER                     DIVIDEND
                                                          OF SHARES       VALUE        YIELD
                                                         -----------   ------------   --------
PREFERRED STOCK                                19.44%
    DIVERSIFIED                                 2.64%
         Colonial Properties Trust, 8.125%,
            Series D..................................       190,300   $  4,947,800     7.81%
         Crescent Real Estate Equities Co., 6.75%,
            Series A (Convertible)....................        10,900        220,725     8.35
         Crescent Real Estate Equities Co., 9.50%,
            Series B..................................       137,400      3,675,450     8.90
         iStar Financial, 7.80%, Series F.............       100,000      2,525,000     7.72
         Newcastle Investment Corp., 9.75%,
            Series B..................................       111,300      3,010,665     9.02
                                                                       ------------
                                                                         14,379,640
                                                                       ------------
    HEALTH CARE                                 1.08%
         Health Care Property Investors, 8.70%,
            Series B..................................        12,400        309,752     8.73
         LTC Properties, 8.50%, Series E..............       203,900      5,607,250     7.75
                                                                       ------------
                                                                          5,917,002
                                                                       ------------
    HOTEL                                       1.34%
         FelCor Lodging Trust, $1.95, Series A
            (Convertible).............................        26,500        605,260     8.54
         FelCor Lodging Trust, 9.00%, Series B........        25,100        617,711     9.14
         Host Marriott Corp., 10.00%, Series A........        17,900        451,975     9.90
         Host Marriott Corp., 10.00%, Series B........        69,100      1,724,045    10.02
         Host Marriott Corp., 10.00%, Series C........        99,200      2,480,000    10.00
         Host Marriott Financial Trust, 6.75%, QUIPS
            (Convertible)(a)..........................        17,300        761,200     7.68
         LaSalle Hotel Properties, 10.25%, Series A...        25,400        685,800     9.48
                                                                       ------------
                                                                          7,325,991
                                                                       ------------
    INDUSTRIAL                                  0.74%
         Keystone Property Trust, 9.125%, Series D....       149,900      3,979,845     8.59
         ProLogis, 8.54%, Series C....................           980         54,819     7.63
                                                                       ------------
                                                                          4,034,664
                                                                       ------------
    OFFICE                                      3.22%
         Alexandria Real Estate Equities, 9.10%,
            Series B..................................         2,000         55,320     8.24
         CarrAmerica Realty Corp., 8.57%, Series B....           123          3,109     8.47
         CarrAmerica Realty Corp., 8.55%, Series C....        37,900        955,838     8.49
         Cousins Properties, 7.75%, Series A..........        87,660      2,228,317     7.63
         HRPT Properties Trust, 8.75%, Series B.......       400,000     10,724,000     8.17
         Highwoods Properties, 8.625%, Series A.......         2,679      2,689,046     8.59
         Highwoods Properties, 8.00%, Series D........        37,000        917,600     8.06
                                                                       ------------
                                                                         17,573,230
                                                                       ------------

-------------------
(a) QUIPS Quarterly Income Preferred Securities.

                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                           NUMBER                     DIVIDEND
                                                          OF SHARES       VALUE        YIELD
                                                         -----------   ------------   --------
    OFFICE/INDUSTRIAL                           0.34%
         Reckson Associates Realty Corp.,
            7.625%, Series A..........................        73,300   $  1,836,165     7.62%
                                                                       ------------
    RESIDENTIAL -- APARTMENT                    0.86%
         Apartment Investment & Management Co.,
            9.375%, Series G..........................         2,500         67,825     8.63
         Apartment Investment & Management Co.,
            10.10%, Series Q..........................         5,800        154,222     9.51
         Apartment Investment & Management Co.,
            10.00%, Series R..........................           100          2,660     9.40
         Mid-America Apartment Communities, 8.30%,
            Series H..................................       120,800      3,152,880     7.97
         Post Properties, 8.50%, Series A.............        12,000        672,000     7.59
         United Dominion Realty Trust, 8.60%,
            Series B..................................        25,000        662,500     8.11
                                                                       ------------
                                                                          4,712,087
                                                                       ------------
    SHOPPING CENTER                             9.22%
       COMMUNITY CENTER                         1.97%
         Commercial Net Lease Realty, 9.00%,
            Series A..................................       100,500      2,688,375     8.41
         Developers Diversified Realty Corp., 8.60%,
            Series F..................................        23,200        619,440     8.05
         Federal Realty Investment Trust, 8.50%,
            Series B..................................        20,000        540,000     7.89
         Ramco-Gershenson Property Trust, 9.50%,
            Series B..................................       189,100      5,275,890     8.53
         Urstadt Biddle Properties, 8.50%, Series C...        16,000      1,628,000     8.35
                                                                       ------------
                                                                         10,751,705
                                                                       ------------
       OUTLET CENTER                            0.67%
         Chelsea Property Group, 8.375%, Series A.....        70,800      3,677,175     8.07
                                                                       ------------
       REGIONAL MALL                            6.58%
         CBL & Associates Properties, 7.75%,
            Series C..................................       145,200      3,731,640     7.55
         Crown American Realty Trust, 11.00%,
            Series A..................................        98,300      5,637,505     9.59
         Glimcher Realty Trust, 8.75%, Series F.......        40,000      1,024,000     8.55
         Mills Corp., 9.00%, Series B(a)..............       714,100     18,995,060     8.46
         Mills Corp., 9.00%, Series C.................       140,000      3,738,000     8.43
         Mills Corp., 8.75%, Series E.................        80,000      2,116,000     8.28
         Taubman Centers, 8.30%, Series A.............        25,000        629,500     8.26
                                                                       ------------
                                                                         35,871,705
                                                                       ------------
         TOTAL SHOPPING CENTER........................                   50,300,585
                                                                       ------------
              TOTAL PREFERRED STOCK
                (Identified cost -- $99,957,079)......                  106,079,364
                                                                       ------------
              TOTAL EQUITIES
                (Identified cost -- $712,050,659).....                  808,129,552
                                                                       ------------

-------------------
(a) 192,000 shares segregated as collateral for the interest rate swap transactions (Note 1).

                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                          PRINCIPAL
                                                           AMOUNT         VALUE
                                                         -----------   ------------
CORPORATE BOND                                  2.79%
       HMH Properties, 7.875%, due 8/1/08.............   $ 4,000,000   $  4,130,000
       Host Marriott, LP, 9.50% due 1/15/07...........     5,000,000      5,500,000
       Ventas Realty, LP, 9.00%, due 5/1/12...........     5,000,000      5,575,000
              TOTAL CORPORATE BOND
                (Identified cost -- $13,523,056)......                   15,205,000
                                                                       ------------
COMMERCIAL PAPER                                3.22%
       UBS Financial, 0.90%, due 10/1/03
         (Identified cost -- $17,550,000).............    17,550,000     17,550,000
                                                                       ------------
TOTAL INVESTMENTS (Identified
  cost -- $743,123,715) ..................... 154.13%                   840,884,552
LIABILITIES IN EXCESS OF OTHER ASSETS .......  (0.79)%                   (4,314,089)
LIQUIDATION VALUE OF TAXABLE AUCTION MARKET PREFERRED
  SHARES:
  SERIES M, SERIES T, SERIES TH, SERIES F,
  AND SERIES M28 (Equivalent to $25,000 per
  share based on 2,400 shares outstanding
  for Series M, Series T, Series TH and
  Series F and 2,040 shares outstanding
  for Series M28) ........................... (53.34)%                 (291,000,000)
                                              ------                   ------------
NET ASSETS -- COMMON STOCK (Equivalent to
  $17.22 per share based on 31,681,637 shares
  of capital stock outstanding) ............. 100.00%                  $545,570,463
                                              ------                   ------------
                                              ------                   ------------

                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                         SEPTEMBER 30, 2003 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap transactions with Merrill Lynch Derivative Products and with UBS AG. Under the agreements, the fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal values of the swaps. The fund has segregated 192,000 shares of Mills Corp., 9.00%, Series B as collateral for the interest rate swap transactions. Details of the interest rate swap transactions as of September 30, 2003 are as follows:

                                                          FLOATING RATE(a)
                                    NOTIONAL     FIXED        (RESET       TERMINATION     UNREALIZED
          COUNTERPARTY               AMOUNT       RATE       MONTHLY)         DATE        DEPRECIATION
---------------------------------  -----------   ------   --------------   -----------   --------------
Merrill Lynch Derivative
  Products.......................  $38,000,000   2.930%       1.300%       10/18/2005     $  (867,583)
Merrill Lynch Derivative
  Products.......................  $38,000,000   3.660%       1.300%       10/18/2007     $(1,175,278)
Merrill Lynch Derivative
  Products.......................  $38,000,000   4.160%       1.300%       10/18/2009     $(1,235,444)
UBS AG...........................  $22,000,000   2.920%       1.300%       10/18/2005     $  (397,878)
UBS AG...........................  $22,000,000   3.642%       1.300%       10/18/2007     $  (665,921)
UBS AG...........................  $22,000,000   4.165%       1.300%       10/18/2009     $  (721,409)
                                                                                          -----------
                                                                                          $(5,063,513)
                                                                                          -----------
                                                                                          -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate).

                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                             FINANCIAL HIGHLIGHTS(a)
                         SEPTEMBER 30, 2003 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/02..............                 $431,452,517            $13.67
    Net investment income..................  $ 33,831,928                  $ 1.06
    Net realized and unrealized gain on
       investments and interest rate swap
       transactions........................   114,198,724                    3.61
    Offering and organization costs charged
       to paid in capital -- Preferred
       shares..............................      (845,045)                  (0.03)
Distributions from net investment income
  to:
    Common shareholders....................   (32,272,351)                  (1.02)
    Preferred shareholders.................    (2,341,506)                  (0.07)
                                                                           ------
Capital stock transactions:
    Distributions reinvested...............     1,546,196
                                             ------------
Net increase in net asset value............                  114,117,946              3.55
                                                            ------------            ------
End of period: 9/30/03.....................                 $545,570,463            $17.22
                                                            ------------            ------
                                                            ------------            ------

                         AVERAGE ANNUAL TOTAL RETURNS(b)
                 (PERIODS ENDED SEPTEMBER 30, 2003) (UNAUDITED)

                                                   SINCE INCEPTION
                   ONE YEAR                           (8/30/02)
                   --------                        ---------------
                     34.84%                              27.04%

                         REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

-------------------

(a) Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

(b) Based on net asset value.

                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                           PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

            FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

                 COHEN & STEERS                                       COHEN & STEERS
               EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

            FOR CAPITAL APPRECIATION:                                FOR TOTAL RETURN:

                 COHEN & STEERS                                       COHEN & STEERS
               SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              REITS
      SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                          HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

                 COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT MANAGER
Director and chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and president                   (212) 832-3232

Gregory C. Clark                         FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                 State Street Bank and Trust Company
                                         225 Franklin Street
Bonnie Cohen                             Boston, MA 02110
Director
                                         TRANSFER AGENT -- COMMON SHARES
George Grossman                          Equiserve Trust Company
Director                                 150 Royall Street
                                         Canton, MA 02021
Richard J. Norman                        (800) 426-5523
Director
                                         TRANSFER AGENT -- PREFERRED SHARES
Willard H. Smith Jr.                     The Bank of New York
Director                                 100 Church Street
                                         New York, NY 10007
Greg E. Brooks
Vice president                           LEGAL COUNSEL
                                         Simpson Thacher & Bartlett
Adam Derechin                            425 Lexington Avenue
Vice president and assistant treasurer   New York, NY 10017

Lawrence B. Stoller                      New York Stock Exchange Symbol: RPF
Assistant secretary
                                         Web site: cohenandsteers.com

                                         This report is for shareholder
                                         information. This is not a
                                         prospectus intended for use in the
                                         purchase or sale of fund shares.
                                         Past performance is of course no
                                         guarantee of future results and your
                                         investment may be worth more or less
                                         at the time you sell.

COHEN & STEERS
PREMIMUM INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



                         COHEN & STEERS
                    PREMIUM INCOME REALTY FUND


                       QUARTERLY REPORT
                      SEPTEMBER 30, 2003